UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2020

GREENSKY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector	Suite 700	30342
Atlanta,	Georgia	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (678) 264-6105
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	GSKY	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2020, GreenSky, Inc. (the “Company”) announced the appointment of Andrew Kang as the Company’s Executive Vice President and Chief Financial Officer, effective September 14, 2020. The Company’s Board of Directors appointed Mr. Kang to such position on August 3, 2020.

From April 2018 to September 2020, Mr. Kang, age 44, served as Corporate Treasurer of Santander Holdings USA, the U.S. bank holding company of Banco Santander S.A. From September 2015 to September 2020, he also served as Executive Vice President of Santander Consumer USA, a full spectrum auto finance company. Mr. Kang was responsible for all funding, liquidity and bank relationships and oversaw over $50 billion in securitizations, private credit facilities and asset sales. He also was responsible for the company’s asset and liability management, capital management, strategic planning and investor relations. Mr. Kang received a Bachelor of Arts in Biology and post-baccalaureate certification in Accounting, both from the University of Virginia.

In connection with Mr. Kang’s appointment as Executive Vice President and Chief Financial Officer, the Company agreed to pay him a base salary of $650,000, plus an annual discretionary cash bonus with a target of 50% of his base salary. In addition, Mr. Kang is eligible to receive equity awards at a targeted annual value of $650,000, vesting ratably on the first four anniversaries of the grant date. Within 30 days of the start of his employment, the Company will grant Mr. Kang 200,000 shares of restricted Class A common stock, which will vest ratably on the first four anniversaries of September 14, 2020. On or before February 28, 2021, the Company will pay Mr. Kang a $220,000 cash sign-on bonus. The terms of Mr. Kang’s compensation arrangements are subject to certain customary requirements and other terms.

On September 8, 2020, the Company issued a press release announcing the appointment of Mr. Kang as Executive Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 14, 2020, Robert Partlow will transition from the Company’s Executive Vice President and Chief Financial Officer to the newly created role of Executive Vice President of Capital Markets.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date:	September 8, 2020	By:	/s/ Robert Partlow
		Name:	Robert Partlow
		Title:	Executive Vice President and Chief Financial Officer